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                     [LETTERHEAD OF BDO SEIDMAN, LLP]


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Allegiant Bancorp, Inc.
St. Louis, Missouri

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated
March 18, 1998, relating to the consolidated financial statements of Allegiant Bancorp, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ BDO Seidman, LLP


St. Louis, Missouri
July 17, 2000